VECTRUS SECOND QUARTER 2021 RESULTS CHUCK PROW – PRESIDENT AND CHIEF EXECUTIVE OFFICER SUSAN LYNCH – SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER AUGUST 10, 2021

Safe Harbor Statement Page 2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE “ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD- LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, ALL OF THE STATEMENTS AND ITEMS LISTED IN THE TABLES FOR 2021 GUIDANCE AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, STATEMENTS ABOUT OUR 2021 PERFORMANCE OUTLOOK, FIVE-YEAR GROWTH PLAN, REVENUE, DSO, CONTRACT OPPORTUNITIES, THE IMPACT OF COVID-19, THE CONTINUED INTEGRATION OF OUR ACQUISITIONS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "ARE CONSIDERING," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL," "CONTINUE," "GOAL" OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, CONDITIONS OR RESULTS, AND INVOLVE A NUMBER OF KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER IMPORTANT FACTORS, MANY OF WHICH ARE OUTSIDE OUR MANAGEMENT’S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FOR A DISCUSSION OF SOME OF THE RISKS AND IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM SUCH FORWARD-LOOKING STATEMENTS, SEE THE RISKS AND OTHER FACTORS DETAILED FROM TIME TO TIME OUR ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND OTHER FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

Page 3 1 See appendix for reconciliation of non-GAAP measures. 2 Pro forma Total Backlog includes protested awards. Q2’21 Results & Highlights  Achieved strong operating performance in Q2’21  Revenue +40% y/y to $471 million, with strong organic growth of 21%  Momentum driving strong sequential and year-over-year performance – Operating income of $22.6 million – Adjusted EBITDA of $26.6 million and margin1 of 5.6%, a record high  EPS of $1.35 and Adjusted diluted EPS1 of $1.52  Growth in the INDOPACOM AOR; successfully supporting a major client exercise in Q2-Q3’21  Reached full operations in CENTCOM with higher-than-expected volume  Strong backlog of $4.9 billion; Pro forma backlog2 of $5.3 billion  Increasing 2021 revenue and EPS guidance

Strategic Framework Driving Performance Page 4 Market Leadership Traditional Market Converged Market Operational Technology Services Logistics IT ServicesFacilities Conv Growth & Capital Allocation Talent & Culture Development Enterprise Performance Improvement Strategy Organic Growth Program

Expanding in the Pacific Page 5 Vectrus’ position in the Pacific region (INDOPACOM) is rapidly expanding and our capabilities in the region are aligned to support the mission requirements of our clients We expect additional growth in INDOPACOM given our position under LOGCAP V to support the Army throughout the full range of operations in the region over the next ten- years 1 Protection of critical assets and installations  Vectrus is the exclusive provider of C3 integrated networked security systems for bases across USFK and for the FMS F-35 program supporting an allied partner Specialized IT and communications (C4) support to the U.S. Navy Fleet  Providing specialized IT, systems engineering, and communications support to the forward-deployed Naval force in Japan and surrounding areas Engineering and digital integration to protect against CBRN threats  Integrating CBRN sensors, force protection assets, and other data sources, as part of an Internet of Things solution at certain INDOPACOM installations Aviation and ground vehicle maintenance, repair, and support  Aviation maintenance for the C-130 aircraft in Japan; Maintenance and readiness support of ground vehicles Facility operations and maintenance support services  Various services to US Army Reserve under Navy’s Global Contingency Services Multiple Award Contract 2 3 4 5

Executing Growth through Client Campaigns

- **Delivering on our strategy to diversify our client portfolio, win new business, and improve operational performance by aggressively leveraging technology**
- **Deliberate, campaign based, approach to growth in targeted clients:**
  - Tailored attack plan with differentiated value proposition
  - Inserting innovative technology-based solutions into infrastructure
  - Creating value through mission effectiveness and cost reduction
- **Heavily focused on client engagement**
- **Leveraging operational data and corporate best practices to bid on new business and recompetes**

Navy Campaign

Navy

- Since 2018 have won over half a billion of prime Navy BOS contracts (Bahrain, NSGB, Romania, Pacific USAR) and approximately $80M of joint venture wins
- Other notable Navy wins: 5G and FSET
- Most recently awarded a position on the Naval Supply Systems Command $242 million (ceiling value) Worldwide Expeditionary Multiple Award IDIQ Contract[1] (WEXMAC)
  - Will provide worldwide expeditionary supplies and services to support humanitarian and disaster relief, military exercises, and contingencies in 22 geographic regions
  - Leverages our position and work under the Naval Facilities Engineering Command Global Contingency Services (GCS) Multiple Award IDIQ Contract (MAC) II
- Applying successes to NAVSUP, NAVAIR, NAVSEA
- Navy revenue +288% y/y comprising 12% of total revenue

[1] *WEXMAC is currently under protest.*

Page 6

VECTRUS
TRUE TO YOUR MISSION

Track-Record of Successful M&A Execution and Integration Page 7 Formally executed inorganic strategy; acquired a pioneer in the Internet of Things with core competency in sensor integration and perimeter security solutions. Provided entry into the intelligence community. Expanded logistics capabilities and U.S. footprint.  Acquisitions of Zenetex / HHB are on track and expanding new business opportunities  Continued focus on inorganic growth to diversify our client portfolio, expand the breadth of our capabilities and solutions while strengthening our leadership in the converged market 2018 2019 2020 20212017 Developed M&A strategy focused on converged solutions. Strategic M&A focused on expanding client capabilities, strengthening converged market leadership, etc. Acquired a leading provider of integrated electronic security solutions. Extended our facilities and logistics services to the electronic protection and security of infrastructures. Increased Vectrus content on military installations. Increased INDOPACOM presence and brought first FMS client. Acquired Zenetex and HHB, bringing integrated security, providing systematic protection across the physical & digital spectrum. Expanded client mix and access to highly attractive intelligence and FMS clients. Added capabilities in MRO, facility engineering, design, planning, as well as asset management and higher- end integrated logistics.

Page 8 Pipeline Expansion Driving Positive Momentum  Steady proposal activity  Solid expansion of opportunities across federal, non-federal, and international client sets  Continued portfolio diversification and alignment to higher margin technology enabled solutions ($B) $ 6.0 $ 7.0 $ 7.7 $ 8.0 $ 9.1 $ 9.7 $ 1.5 $ 1.0 $ 1.4 $ 2.4 $ 2.0 $ 1.7 $ 7.5 $ 8.0 $ 9.1 $ 10.4 $ 11.1 $11.4 2016 2017 2018 2019 2020 Q2 2021 Bids Planned to Submit Bids Submitted

Page 9 1 See appendix for reconciliation of non-GAAP measures. 2 Definition of metric updated in Q1 2021 to add-back amortization of acquired intangible assets. Q2’21 Financial Results Revenue ($M) Operating Margin & Adj. EBITDA Margin1 Adj. Diluted EPS1,2 $336.1 $470.8 Q2'20 Q2'21 $0.31 $1.52 Q2'20 Q2'21 Diluted EPS $0.09 $1.35 Q2'20 Q2'21 0.7% 2.0% 4.8% 5.6% Q2'20 Q2'21

Page 10 Q2’21 Revenue by Category Customer Geographic Region Contract Type 1 2020 T&M immaterial and included in cost-type. 68% 23% 4% 5% Q2'20 Army Air Force Navy Other 63% 25% 11% 1% Q2'20 Middle East US Europe Asia 72% 28% Q2'20 Cost-type Fixed Price 1 73% 24% 3% Q2'21 Cost-type Fixed Price T&M 55%31% 8% 6% Q2'21 Middle East US Europe Asia 66% 13% 12% 9% Q2'21 Army Air Force Navy Other

Solid Backlog and Book-to-Bill Page 11 Total Q2’21 Pro Forma Backlog of $5.3 Billion  Pro forma backlog includes contracts under protest ~$0.4B  Pro forma backlog is ~3.0x the 2021 revenue mid- point, providing insight into future revenue and cash flow generation Backlog1 ($B) Trailing 12-Month Book-to-Bill Ratio TTM Pro Forma Book-to-Bill Ratio is 1.5x  Recent OMDAC award included in backlog as stop work order lifted 1.4 x 1.5 x 2.1 x 0.8 x 1.2 x 1.5 x Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q2'21PF $ 0.9 $ 1.0 $ 0.9 $ 0.9 $ 1.3 $ 1.3 $ 2.9 $ 2.7 $ 4.2 $ 3.6 $ 3.6 $ 3.6 $ 0.4 Q2'20 Q3'20 Q4'20 Q1 '21 Q2 '21 Q2'21PF BacklogProtest Unfunded Funded $4.5 $5.3$5.1 $3.7$3.8 $4.9 1 Total Backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. 2 Pro forma Total Backlog includes protested awards. 2 2

($M) 2020 2021 $ y/y change % y/y change YTD Net Cash Provided by (Used in) Operating Activities $34.4 $14.0 ($20.4) (59.3%) Cash $62.7 $69.8 $7.1 11.3% Receivables $260.3 $353.8 $93.5 35.9% Debt $67.5 $175.0 $107.5 159.3% Net Debt1 $4.8 $105.2 $100.4 NA Leverage Ratio (x) 1.08x 1.76x .68x 63.0% Page 12 Cash Flow and Liquidity 1 Net Debt = Debt – Cash  YTD Cash Flow from Operations of $14.0 million; prior year included $13 million of CARES Act benefit  Strong balance sheet and financial position First Half

Increasing 2021 Revenue & EPS Guidance 2021 guidance assumptions include:  Capital expenditures ~ $7 million  Depreciation and amortization ~ $17 million  Amortization of acquired intangible assets ~$11 million  Mandatory debt payments $8.6 million  Interest expense ~ $8 million  Tax rate of ~ 19.0%  Diluted EPS assumes 11.9 million weighted average diluted shares outstanding at December 31, 2021  Prior year Operating Cash Flow benefitted from the CARES Act by $13.2 million Page 13 1 See appendix for reconciliation of non-GAAP measures. 2 Definition of metric updated in Q1 2021 to add-back amortization of acquired intangible assets. ($M, except per share data) 2020 Actual Previous 2021 Guidance Updated 2021 Guidance 2021 Mid- Point 2021 Mid- Point vs 2020 Growth Revenue $1,396 $1,680 — $1,715 $1,745 — $1,780 $1,762 26.2% Operating Income Margin (%) 3.1% 3.7% — 3.9% 3.7% — 3.9% 3.8% 70 bps Adjusted EBITDA Margin1 (%) 4.0% 4.8% — 5.0% 4.8% — 5.0% 4.9% 90 bps Earnings Per Share $3.14 $3.66 — $3.96 $3.87 — $4.18 $4.02 28.0% Adjusted Diluted Earnings Per Share1,2 $3.36 $4.55 — $4.85 $4.76 — $5.07 $4.92 46.4% Net Cash Provided by Operating Activities $64.1 $58.0 — $65.0 $58.0 — $65.0 $61.5 (4.1%)

APPENDIX

Reconciliation Of Non-GAAP Measures Page 15 The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, Adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. “Adjusted operating income” is defined as operating income, adjusted to exclude items that may include, but are not limited to significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction, LOGCAP V pre-operational legal costs, and amortization of acquired intangible assets that impact current results but are not related to our ongoing operations. "Adjusted operating margin" is defined as adjusted operating income divided by revenue. "Adjusted net income” is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction, LOGCAP V pre-operational legal costs, and amortization of acquired intangible assets that impact current results but are not related to our ongoing operations. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "Adjusted EBITDA” is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, significant charges or credits and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations.. "EBITDA margin" is defined as EBITDA divided by revenue. "Adjusted EBITDA margin" is defined as Adjusted EBITDA divided by revenue.

Reconciliation Of Non-GAAP Measures Page 16 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Three Months Ended July 2, 2021 As Reported M&A Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of acquired intangible assets Three Months Ended July 2, 2021 As Reported - Adjusted Revenue 470,845$ —$ —$ —$ 470,845$ Growth 40.1% 40.1 % Operating income 22,580$ —$ 21$ 2,436$ 25,037$ Operating margin 4.8% 5.3 % Interest expense, net (2,253)$ —$ —$ —$ (2,253)$ Income from operations before income taxes 20,327$ —$ 21$ 2,436$ 22,784$ Income tax expense 4,393$ —$ 4$ 463$ 4,860$ Income tax rate 21.6% 21.3 % Net income 15,934$ —$ 17$ 1,973$ 17,924$ Weighted average common shares outstanding, diluted 11,828 11,828 Diluted earnings per share 1.35$ —$ 0.00$ 0.17$ 1.52$ EBITDA (Non-GAAP Measures) ($K) Three Months Ended July 2, 2021 As Reported M&A Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of acquired intangible assets Three Months Ended July 2, 2021 As Reported - Adjusted Operating Income 22,580$ —$ 21$ 2,436$ 25,037$ Add: Depreciation and Amortization 3,991$ —$ —$ (2,436)$ 1,555$ EBITDA 26,571$ —$ 21$ —$ 26,592$ EBITDA Margin 5.6% 5.6%

Reconciliation Of Non-GAAP Measures Page 17 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Three Months Ended July 3, 2020 As Reported M&A Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of acquired intangible assets Three Months Ended July 3, 2020 As Reported - Adjusted Revenue 336,063$ —$ —$ —$ 336,063$ Operating income 2,430$ 2,193$ 46$ 1,013$ 5,682$ Operating margin 0.7% 1.7 % Interest expense, net (1,346)$ —$ (1,346)$ Income from operations before income taxes 1,084$ 2,193$ 46$ 1,013$ 4,336$ Income tax expense (27)$ 504$ 11$ 171$ 659$ Income tax rate (2.5)% 15.2 % Net income 1,111$ 1,689$ 35$ 842$ 3,677$ Weighted average common shares outstanding, diluted 11,745 11,745 Diluted earnings per share 0.09$ 0.14$ 0.00$ 0.07$ 0.31$ EBITDA (Non-GAAP Measures) ($K) Three Months Ended July 3, 2020 As Reported M&A Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of acquired intangible assets Three Months Ended July 3, 2020 As Reported - Adjusted Operating Income 2,430$ 2,193$ 46$ 1,013$ 5,682$ Add: Depreciation and Amortization 1,988$ —$ —$ (1,013)$ 975$ EBITDA 4,418$ 2,193$ 46$ —$ 6,657$ EBITDA Margin 1.3% 2.0%

Reconciliation Of Non-GAAP Measures Page 18 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Six Months Ended July 2, 2021 As Reported M&A Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of acquired intangible assets Six Months Ended July 2, 2021 As Reported - Adjusted Revenue 904,849$ —$ —$ —$ 904,849$ Growth 31.6% 31.6 % Operating income 39,114$ —$ 178$ 4,891$ 44,183$ Operating margin 4.3% 4.9 % Interest expense, net (4,186)$ —$ —$ —$ (4,186)$ Income from operations before income taxes 34,928$ —$ 178$ 4,891$ 39,997$ Income tax expense 6,946$ —$ 34$ 929$ 7,909$ Income tax rate 19.9% 19.8 % Net income 27,982$ —$ 144$ 3,962$ 32,088$ Weighted average common shares outstanding, diluted 11,823 11,823 Diluted earnings per share 2.37$ —$ 0.01$ 0.33$ 2.71$ EBITDA (Non-GAAP Measures) ($K) Six Months Ended July 2, 2021 As Reported M&A Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of acquired intangible assets Six Months Ended July 2, 2021 As Reported - Adjusted Operating Income 39,114$ —$ 178$ 4,891$ 44,183$ Add: Depreciation and Amortization 7,989$ —$ —$ (4,891)$ 3,097$ EBITDA 47,103$ —$ 178$ —$ 47,280$ EBITDA Margin 5.2% 5.2%

Reconciliation Of Non-GAAP Measures Page 19 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Six Months Ended July 3, 2020 As Reported M&A Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of acquired intangible assets Six Months Ended July 3, 2020 As Reported - Adjusted Revenue 687,797$ —$ —$ —$ 687,797$ Operating income 14,913$ 2,193$ 187$ 2,028$ 19,321$ Operating margin 2.2% 2.8 % Interest expense, net (3,048)$ —$ —$ —$ (3,048)$ Income from operations before income taxes 11,865$ 2,193$ 187$ 2,028$ 16,273$ Income tax expense 2,086$ 504$ 39$ 342$ 2,971$ Income tax rate 17.6% 18.3 % Net income 9,779$ 1,689$ 148$ 1,686$ 13,302$ Weighted average common shares outstanding, diluted 11,742 11,742 Diluted earnings per share 0.83$ 0.14$ 0.01$ 0.14$ 1.13$ EBITDA (Non-GAAP Measures) ($K) Six Months Ended July 3, 2020 As Reported M&A Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of acquired intangible assets Six Months Ended July 3, 2020 As Reported - Adjusted Operating Income 14,913$ 2,193$ 187$ 2,028$ 19,321$ Add: Depreciation and Amortization 3,999$ —$ —$ (2,028)$ 1,971$ EBITDA 18,912$ 2,193$ 187$ —$ 21,292$ EBITDA Margin 2.7% 3.1%

Reconciliation Of Non-GAAP Measures Page 20 ($K) Three Months Ended July 2, 2021 As Reported Three Months Ended July 2, 2021 Zenetex & HHB Three Months Ended July 2, 2021 As Reported - Organic Revenue $ 470,845 $ 64,397 $ 406,448 ($K) Three Months Ended July 3, 2020 As Reported Three Months Ended July 3, 2020 Zenetex & HHB Three Months Ended July 3, 2020 As Reported - Organic Revenue $ 336,063 $ - $ 336,063 Organic Revenue $ $ 70,385 Organic Revenue % 20.9% ($K) Six Months Ended July 2, 2021 As Reported Six Months Ended July 2, 2021 Zenetex & HHB Six Months Ended July 2, 2021 As Reported - Organic Revenue $ 904,849 $ 133,266 $ 771,583 ($K) Six Months Ended July 3, 2020 As Reported Six Months Ended July 3, 2020 Zenetex & HHB Six Months Ended July 3, 2020 As Reported - Organic Revenue $ 687,797 $ - $ 687,797 Organic Revenue $ $ 83,786 Organic Revenue % 12.2%